Exhibit 32.2

CERTIFICATION OF SENIOR VICE PRESIDENT, FINANCIAL SERVICES
OF TRM CORPORATION
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002,
18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Daniel E. O’Brien, Senior Vice President, Financial Services of TRM Corporation (the “Company”), hereby certify that the accompanying Quarterly Report of the Company on Form 10-Q for the quarterly period ended September 30, 2003 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2003	By:	/s/ Daniel E. O’Brien
Daniel E. O’Brien
Senior Vice President, Financial Services